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                                                                    Exhibit 4.1

NUMBER CS-"CERTIFICATENUMBER"                           *"NUMBEROFSHARES"*SHARES


                          GENTIVA HEALTH SERVICES, INC.
                             A DELAWARE CORPORATION

     THIS CERTIFIES THAT "StockholderName" is the record holder of "ShareWrittenOut" ("NumberOfShares") shares of Common Stock of Gentiva Health Services, Inc., a Delaware corporation, transferable only on the share register of said corporation by the holder, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

     This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of said corporation and any amendments thereto, to all of which the holder of this certificate, by acceptance thereof, assents.

    A statement of all of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights may be obtained by any stockholder upon request and without charge, at the principal office of the corporation, and the corporation will furnish any stockholder, upon request and without charge, at the principal office of the corporation, and the corporation will furnish any stockholder, upon request and without charge, a copy of such statement.

     WITNESS the Seal of corporation and the signatures of its duly authorized officers this "Day" day of "Month", "Year".

--------------------------------          -----------------------------------
            , Secretary                                   ,President

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                                                                 Page 2 of 2

FOR VALUE RECEIVED _______________________________________ HEREBY SELL,
ASSIGN AND TRANSFER

UNTO _________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED ___________________, ___________

IN THE PRESENCE OF ___________________________________________________________
______________________________________________________________________________

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

                               ------------------------
                                     (Stockholder)